SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2000




                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


North Carolina                      0-21154                     56-1572719
(State or other              (Commission File No.)            I.R.S. Employer
jurisdiction                                               Identification Number
of incorporation)


                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)


                                 (919) 313-5300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On October 31, 2000, Cree, Inc. (the "Company") announced a two-for-one split of its outstanding common stock ("Common Stock"). The stock split has been effected by an amendment to the Company's Articles of Incorporation effective at 5:00 p.m. EST on December 1, 2000. Certificates evidencing the additional shares of Common Stock resulting from the stock split were distributed by the Company's transfer agent on December 8, 2000 to each person who was a record holder of Common Stock upon the effectiveness of the Amendment. A copy of the Articles of Amendment effecting the stock split is attached hereto as Exhibit 99.01 and incorporated by reference herein.

     In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of Common Stock registered for sale under the Securities Act by the Registration Statement on Form S-8 (File No. 33-98958), filed with the Securities and Exchange Commission (the "Commission") on November 3, 1995, Registration Statement on Form S-8 (File No. 333-92477), filed with the Commission on December 10, 1999, Registration Statement on Form S-8 (File No. 333-92479), filed with the Commission on December 10, 1999, Registration Statement on Form S-8 (File No. 333-43490), filed with the Commission on August 10, 2000, Registration Statement on Form S-8 (File No. 333-48830), filed with the Commission on October 27, 2000, and the Registration Statement on Form S-3 (File No. 33-98728) as filed with the Commission on October 27, 1995 and amended on December 12, 1995 and December 19, 1995, will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of Common Stock remaining unsold under the Registration Statements as of December 1, 2000. The foregoing Registration Statements, which incorporate this current report on Form 8-K, are hereby amended pursuant to Rule 416(b) promulgated under the Securities Act to increase the number of shares of Common Stock registered thereunder to reflect the effects of the stock split.

Item 7.

        (c)  Exhibits

             Exhibit No.       Description of Exhibit
             -----------       ----------------------

                99.01 Articles of Amended effective December 1, 2000 at 5:00 p.m. EST

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREE, INC.



                                       By: /s/ Cynthia B. Merrell
                                           ------------------------------------
Dated: December 13, 2000                   Cynthia B. Merrell
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


         Exhibit No.            Description of Exhibit
         -----------            ----------------------

           99.01 Articles of Amendment effective December 1, 2000 at 5:00 p.m. EST

                                                                   EXHIBIT 99.01
                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                   CREE, INC.

     Pursuant to Section 55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation:

1. The name of the corporation is Cree, Inc.

2. The text of Article IV of the Articles of Incorporation is amended to read in its entirety as follows:

     "The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 203,000,000 shares divided into two classes consisting of 200,000,000 shares of Common Stock with a par value of $0.00125 per share and 3,000,000 shares of Preferred Stock with a par value of $0.01 per share. The Board of Directors is authorized from time to time to establish one or more series of Preferred Stock and to determine the preferences, limitations and relative rights of the Preferred Stock before issuance of any shares of that class and of any series of Preferred Stock before issuance of shares of that series."

3. No exchange, reclassification or cancellation of issued shares will be effected by the amendment except as follows:

     (a) Upon the effectiveness of these Articles of Amendment, each issued and unissued authorized share of Common Stock, $0.0025 par value per share, shall automatically be changed into two whole shares of Common Stock, $0.00125 par value per share.

     (b) The corporation will issue, on or about December 8, 2000, to each person who is a record holder of Common Stock upon the effectiveness of these Articles of Amendment, a certificate evidencing the additional shares of Common Stock owned by such holder as a result of the amendment.

     (c) Each Common Stock certificate properly issued by the corporation prior to the effectiveness of these Articles of Amendment which remains outstanding at the time these Articles become effective shall, upon and after such effectiveness, and without any requirement for action by the holder thereof, be deemed a certificate evidencing a number of shares of Common Stock, $0.00125 par value per share, equal to the number of shares stated on the face of such certificate, without regard to any par value amount stated on such certificate.

4. The amendment was duly adopted on October 30, 2000 by the board of directors of the corporation in accordance with Section 55-10-02(4) of the North Carolina General Statutes. No shareholder approval is required for adoption of these Articles of Amendment since the corporation had only shares of Common Stock outstanding and the amendment merely changes each issued and unissued authorized share of the outstanding class into a greater number of whole shares.

5. These Articles of Amendment shall be effective as of 5:00 p.m., Eastern Standard Time, on December 1, 2000.

   Signed this the 28th day of November, 2000.

                                   CREE, INC.

                                   By:      /s/ Adam H. Broome
                                        ------------------------------------
                                        Adam H. Broome, Secretary